Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of January 29, 2026, by and among FNLR OP LP, a Delaware limited partnership (the “Parent Borrower”), FORTRESS NET LEASE REIT, a Maryland statutory trust (the “Parent”), certain subsidiaries of the Parent party hereto (collectively with the Parent, the “Guarantors” and each individually, a “Guarantor”), OLD NATIONAL BANK (the “New Lender”) and each other Lender and L/C Issuer party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).

WITNESSETH

WHEREAS, the Parent Borrower, the Guarantors, the Lenders (other than the New Lender), the L/C Issuer and the Administrative Agent entered into a Credit Agreement, dated as of August 13, 2024 (as heretofore amended, supplemented or otherwise modified from time to time, the “Credit Agreement” and, as amended by this Agreement, the “Amended Credit Agreement”), providing to the Parent Borrower a Revolving Credit Facility and Term Facility on the terms set forth therein;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement the Parent Borrower has the right to request an increase in the aggregate principal amount of the Facilities to an amount not exceeding the Dollar Equivalent of $2,500,000,000 through one or more increases in the existing Revolving Credit Facility and/or increases in the principal amount of the Term Facility and/or the addition of one or more new pari passu tranches of term loans;

WHEREAS, the Parent Borrower has requested to increase the Aggregate Facility Amount from the Dollar Equivalent of $1,650,000,000 to the Dollar Equivalent of $1,800,000,000 in the form of (i) an increase in the Revolving Credit Facility from the Dollar Equivalent of $1,347,500,000 to the Dollar Equivalent of $1,475,000,000 in the form of additional Dollar Tranche Commitments (the “Incremental Revolving Increase”) and (ii) an increase in the Term Facility from $302,500,000 to $325,000,000 (the “Incremental Term Increase”; the Incremental Revolving Increase and the Incremental Term Increase referred to herein collectively as the “Incremental Facilities”);

WHEREAS, the parties to this Agreement desire to make additional amendments to the Credit Agreement pursuant and subject to the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Joinder of New Lender.
(a)
The New Lender hereby agrees that from and after the Fifth Amendment Effective Date (defined below), it shall have a Dollar Tranche Commitment, a Multicurrency Tranche Commitment (if any), a Revolving Credit Commitment, a Term Commitment, and an aggregate Commitment in the amount set forth opposite its name under the captions “Dollar

Tranche Commitment”, “Multicurrency Tranche Commitment”, “Revolving Credit Commitment”, “Term Commitment”, and “Aggregate Commitment”, respectively, in each case, on Annex A hereto. The Loan Parties and the New Lender hereby acknowledge, agree and confirm that the New Lender shall from and after the Fifth Amendment Effective Date be a party to the Amended Credit Agreement and a “Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents as if the New Lender had executed the Credit Agreement.
(b)
The New Lender hereby agrees to make a Term Loan to the Parent Borrower on the Fifth Amendment Effective Date in an amount equal to its Term Commitment in accordance with the conditions and procedures set forth in Sections 2.02 and 4.02 of the Amended Credit Agreement.
(c)
The New Lender (i) represents and warrants that it (x) meets the requirements to be an Eligible Assignee (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (y) has received a copy of the Credit Agreement and this Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) or (b) of the Credit Agreement, as applicable, and such documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, and (z) has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement; and (ii) agrees that it will (x) independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (y) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.
Incremental Facilities Confirmation.
(a)
Each of JPMorgan Chase Bank, N.A., and Goldman Sachs Bank USA (collectively, the “Increasing Lenders” and each individually an “Increasing Lender”) hereby agrees that on the Fifth Amendment Effective Date its Revolving Credit Commitment and Dollar Tranche Commitment shall be increased to the amounts set forth opposite its name on Annex A hereto under the captions “Revolving Credit Commitment” and “Dollar Tranche Commitment”, respectively.
(b)
JPMorgan Chase Bank, N.A., hereby agrees that on the Fifth Amendment Effective Date its Term Commitment shall be increased to the amount set forth opposite its name on Annex A hereto under the caption “Term Commitment”. JPMorgan Chase Bank, N.A., hereby further agrees to make a Term Loan to the Parent Borrower on the Fifth Amendment Effective Date in an amount equal to the positive difference between its Term Commitment as set forth opposite its name on Annex A hereto and the aggregate principal amount of its Term Loans immediately prior to the effectiveness of this Agreement, in accordance with the conditions and procedures set forth in Sections 2.02 and 4.02 of the Amended Credit Agreement.

3.
Commitments and Applicable Percentages; Reallocations and Settlements.
(a)
Applicable Percentages. On the Fifth Amendment Effective Date, immediately after giving effect to this Agreement and the Incremental Facilities effected hereby, the Applicable Percentages with respect to each Lender shall be as set forth on Annex A hereto.
(b)
Reallocations of Revolving Credit Loans, Dollar Tranche Loans and Letters of Credit. If there are Revolving Credit Loans, Dollar Tranche Loans or Letters of Credit outstanding on the Fifth Amendment Effective Date, the Administrative Agent shall take those steps which it deems necessary and appropriate (in its sole discretion) to result in each Revolving Credit Lender and Dollar Tranche Lender holding its Applicable Percentage (immediately after giving effect to this Agreement) of all outstanding Revolving Credit Loans, Dollar Tranche Loans and Letters of Credit, as the case may be, including effectuating the settlement contemplated by Section 3(c) of this Agreement.
(c)
Settlement Procedures. If on the Fifth Amendment Effective Date immediately after giving effect to this Agreement there are any Revolving Credit Loans, Dollar Tranche Loans or Letters of Credit outstanding, then (i) the participation interests of the Dollar Tranche Lenders in any outstanding Letters of Credit shall be automatically reallocated among the Dollar Tranche Lenders (including the Increasing Lenders and New Lender, as applicable) in accordance with their respective Applicable Percentages after giving effect to this Agreement, (ii) each Increasing Lender shall pay to the Administrative Agent such amounts as are necessary to fund its Applicable Percentage, after giving effect to this Agreement, of all existing Revolving Credit Loans and Dollar Tranche Loans, (iii) the New Lender (to the extent of its Revolving Credit Commitment and Dollar Tranche Commitment) shall pay to the Administrative Agent such amounts as are necessary to fund its Applicable Percentage, after giving effect to this Agreement, of all existing Revolving Credit Loans and Dollar Tranche Loans, (iv) the Administrative Agent will use the proceeds thereof to pay to each Revolving Credit Lender whose Applicable Percentage with respect to the Revolving Credit Facility or Dollar Tranche Commitments after giving effect to this Agreement is less than such Revolving Credit Lender’s Applicable Percentage in respect thereof was immediately prior to giving effect to this Agreement such amounts as are necessary so that each Revolving Credit Lender’s participation in existing Revolving Credit Loans and Dollar Tranche Loans will be equal to its adjusted Applicable Percentage in respect thereof after giving effect to this Agreement, and (v) if the Fifth Amendment Effective Date occurs on a date other than the last day of an Interest Period applicable to any outstanding Revolving Credit Loan that is a Term SOFR Loan, then the Parent Borrower shall pay any amounts required pursuant to Section 3.05 of the Credit Agreement on account of the payments made pursuant to clause (iv) of this clause (c).
4.
Amendments to Credit Agreement. It is agreed that effective as of the Fifth Amendment Effective Date the Credit Agreement shall be amended as follows:

(a)
The definition of Borrowing Base Value appearing in Section 1.01 of the Credit Agreement shall be amended by replacing the reference to “fifteen percent (15%)” appearing in clause (vii) of the proviso to such definition with “thirty percent (30%)”.
(b)
Section 2.09(a) of the Credit Agreement shall be amended and restated to read as follows:

“(a) Revolving Credit Facility Unused Fee. The Borrowers shall pay to the Administrative Agent, for the account of each Revolving Credit Lender in accordance with its Applicable Percentage, an unused fee in Dollars equal to the Applicable Fee Rate times the actual daily amount by which the Revolving Credit Facility then in effect exceeds the Total Revolving Credit Outstandings, subject to adjustment as provided in Section 2.17. The unused fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, on the last day of the Availability Period. The unused fee shall be calculated quarterly in arrears and if there is any change in the Applicable Fee Rate during any quarter, the daily amount shall be computed and multiplied by the Applicable Fee Rate for each period during which such Applicable Fee Rate was in effect. The unused fee shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.”

(c)
Section 2.17(a)(iii)(A) of the Credit Agreement shall be amended and restated to read as follows:

“(A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).”

(d)
Schedule 2.01A to the Credit Agreement shall be replaced with the Schedule 2.01A attached hereto as Annex A.
5.
Conditions Precedent. This Agreement shall be deemed effective as of the first date (such date being referred to herein as the “Fifth Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived in writing:
(a)
The Administrative Agent shall have received, in each case, in form and substance reasonably satisfactory to the Administrative Agent:
i.
counterparts of this Agreement, duly executed by each of the Loan Parties, the New Lender, each of the Increasing Lenders, the L/C Issuer, the Administrative Agent and Lenders constituting Required Lenders;
ii.
if requested by the New Lender, executed copies of a Revolving Credit Note and/or a Term Note, as applicable, in favor of such New Lender (which, to the extent delivered via e-mail (in a .pdf format), shall be followed promptly by originals);

iii.
a certificate of the Parent Borrower dated as of the Fifth Amendment Effective Date signed by a Responsible Officer of the Parent Borrower (x) certifying and attaching the resolutions adopted by each Loan Party approving or consenting to this Agreement and the Amended Credit Agreement and the transactions contemplated hereby, including the Incremental Facilities, and (y) certifying that, before and after giving pro forma effect to the amendments to the Credit Agreement made pursuant to this Agreement (including all Credit Extensions to occur on the Fifth Amendment Effective Date and the use of proceeds thereof), (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, (A) with respect to representations and warranties set forth in Sections 5.15(b) and 5.19 of the Credit Agreement and (B) representations and warranties qualified as to materiality or Material Adverse Effect, true and correct in all respects) on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes hereof, the representations and warranties contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (2) no Default exists or would result therefrom and (3) Availability equals or exceeds zero ($0);
iv.
a Compliance Certificate dated as of the Fifth Amendment Effective Date demonstrating compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement, determined on a pro forma basis immediately after giving effect to closing of the Incremental Facilities and the Credit Extensions to be made on the Fifth Amendment Effective Date; and
v.
a Borrowing Base Certificate dated as of the Fifth Amendment Effective Date demonstrating that Availability equals or exceeds zero ($0), determined on a pro forma basis immediately after giving effect to closing of the Incremental Facilities and the Credit Extensions to be made on the Fifth Amendment Effective Date, including reasonably detailed calculations of Availability, the Borrowing Base Value and the Borrowing Base Amount.
(b)
All fees required to be paid by the Parent Borrower in order for this Agreement to become effective shall have been paid.
(c)
(i) Upon the reasonable request of any Lender made at least ten (10) days prior to the Fifth Amendment Effective Date, the Parent Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) days prior to the Fifth Amendment Effective Date and (ii) at least ten (10) days prior to the Fifth Amendment Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

(d)
The conditions to the making of a Credit Extension set forth in Section 4.02 of the Credit Agreement shall be satisfied or waived.
6.
Ratifications. The amendments to the Credit Agreement made pursuant to this Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or the Amended Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement or the Amended Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Amended Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
7.
Reaffirmation of Obligations. The Parent Borrower and each of the other Loan Parties, acknowledges and consents to all of the terms and conditions of this Agreement and the transactions contemplated by this Agreement and agrees and affirms that all of its obligations under the Loan Documents, including in the case of each Guarantor, its guarantee of the Obligations, continues to be in full force and effect and is hereby ratified and confirmed in all respects and that such obligations shall continue to be in full force and effect and are hereby confirmed and ratified in all respects, in each case, as modified hereby.
8.
Loan Document. The parties hereto agree that this Agreement is a Loan Document. Without limiting the foregoing, the provisions of Sections 10.04, 10.14(b), 10.14(c), 10.14(d), 10.15 and 10.17 of the Credit Agreement are hereby incorporated into this Agreement as if set forth herein in full.
9.
References. Each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Amended Credit Agreement as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
10.
Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the Parent Borrower, the Guarantors, the New Lender, each Increasing Lender, each other Lender party hereto, the Administrative Agent and the L/C Issuer have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof

FNLR OP LP, a Delaware limited partnership

By: FNLR GP LLC, its general partner

By: /s/ William Turner
Name: William Turner
Title: Authorized Signatory

FORTRESS NET LEASE REIT, a Maryland statutory trust

By: /s/ William Turner
Name: William Turner
Title: Authorized Signatory

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FNLR HOLDINGS LLC

FNLR PFG HOLDINGS LLC

SP HERN AVE ST. LOUIS MO, LLC

FNLR COMPOUNDS MATTER LLC

FNLR UNDER PRESSURE LLC

FNLR NON-FRICTION LLC

FNLR CIBM LLC

FNLR CHIPS ON THE TABLE LLC

FNLR 1SEA LLC

FNLR IBKY LLC

FNLR 1BAL LLC

FNLR 1NWB LLC

FNLR FFSC LLC

FNLR FUJI LLC

FNLR GOOD VIBRATIONS LLC

FNLR REX BANNER LLC

FNLR STEEL ROLLING LLC

FNLR URSA MINOR LLC

FNLR MSCU LLC

FNLR DEBUGGED LLC

FNLR OFCU LLC

FNLR NEED FOR SEED LLC

FNLR INCU LLC

FNLR JLCU LLC

FNLR BGSB LLC

FNLR PIPE DREAM LLC

FNLR COMPOUNDS MATTER TOO LLC

FNLR HSCU LLC

FNLR BFNB LLC

FNLR API LLC

FNLR 1SUM LLC

FNLR NSBC LLC

FNLR MVBB LLC

FNLR PINAFORE LLC

FNLR GOOD CHEMISTRY LLC

FNLR SFCU LLC

FNLR STRAIGHT SIX LLC,

each a Delaware limited liability company

By: /s/ William Turner
Name: William Turner
Title: Authorized Signatory
of each of the 37 entities listed above

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FNLR BOMO LLC

FNLR FSBB LLC

FNLR HERE IN MY CAR LLC

FNLR EVEN FLOW LLC

FNLR DIRIGIBLE LLC

FNLR NEW METAL LLC

FNLR BNSB LLC

FNLR CSCU LLC

FNLR FLAVOR LLC

FNLR ION CHEYENNE LLC

FIG ION TIMBER LLC

FNLR ION NAMPA LLC

FNLR HOMER LLC

FNLR PBHZ LLC

FNLR MUD LLC

FNLR RWBC LLC

FNLR FORTUNA MAJOR LLC

FNLR DOWN THE DRAIN LLC,

each a Delaware limited liability company

By: /s/ William Turner
Name: William Turner
Title: Authorized Signatory
of each of the 18 entities listed above

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BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Denise Jones
Name: Denise Jones
Title: Vice President

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BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By: /s/ Abigail Cassell
Name: Abigail Cassell
Title: Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Thomas Z. Schmitt
Name: Thomas Z. Schmitt
Title: Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jackson Helms
Name: Jackson Helms
Title: Vice President

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TRUIST BANK, as a Lender

By: /s/ Richard de la Vega
Name: Richard de la Vega
Title: Director

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THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/ Joe White
Name: Joe White
Title: Senior Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Antonios Vavdinos
Name: Antonios Vavdinos
Title: Authorized Signatory

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M&T BANK, as a Lender

By: /s/ Cameron Daboll
Name: Cameron Daboll
Title: Director / SVP

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OLD NATIONAL BANK, as New Lender

By: /s/ Robert Farina
Name: Robert Farina
Title: Senior Vice President

[FNLR — Fifth Amendment to Credit Agreement]